UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): September 29, 1997


Decorative Home Accents, Inc.
(Exact Name of Registrant as Specified in Charter)


Delaware                      33-96794        57-0998387
(State or Other Jurisdiction  (Commission     (IRS Employer
of Incorporation)              File Number)    Identification No.


Industrial Park Drive, Abbeville, South Carolina 29620
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (864) 446-2123

Item 3. Bankruptcy or Receivership.

On September 29, 1997, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
(c) Exhibits.

99.1 News Release of Registrant dated September 29, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 1997

Decorative Home Accents, Inc.


By: /s/ Jay N. Baker
    __________________________
    Jay N. Baker
    Chief Financial Officer

Exhibit Index

Exhibit #        Item            Sequentially Numbered Page

99.1             Press Release                5